INCOME TAXES	12 Months Ended
May 31, 2020
INCOME TAXES
INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes.” Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

The components of the Company’s deferred tax asset and reconciliation of income taxes computed at the statutory rate to the income tax amount recorded as of May 31, 2020 and May 31, 2019, are as follows:

	May 31,	May 31,
	2020	2019
Net operating loss carryforward	$(2,378,067)	$(2,035,798)
Statutory tax rate	21%	21%
Deferred tax asset	(499,394)	(427,218)
Less: Valuation allowance	499,394	427,218
Net deferred asset	$-	$-

As of May 31, 2020 and 2019, the Company had approximately $$2.38 and $2.04 million in net operating losses (“NOLs”), respectively that may be available to offset future taxable income, which begin to expire between 2036 and 2038. NOLs generated in tax years prior to May 31, 2019 can be carryforward for twenty years, whereas NOLs generated after May 31, 2019 can be carryforward indefinitely. In accordance with Section 382 of the U.S. Internal Revenue Code, the usage of the Company’s net operating loss carry forwards is subject to annual limitations following greater than 50% ownership changes. Tax returns for the years ended 2018 through 2020 are subject to review by the tax authorities.